UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________________________________________
FORM 8-K

____________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2015

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CHANNELADVISOR CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-35940	56-2257867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3025 Carrington Mill Boulevard
Morrisville, NC 27560
(Address of principal executive offices, including zip code)

(919) 228-4700
(Registrant's telephone number, including area code)

2701 Aerial Center Parkway
Morrisville, NC 27560
(Former name or former address, if changed since last report)
____________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02            Results of Operations and Financial Condition.

On November 5, 2015, ChannelAdvisor Corporation (the “Registrant”) issued a press release announcing its financial results for the quarter ended September 30, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Registrant's filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Cessation of Service of Mark E. Cook as Principal Accounting Officer

In connection with the appointment of Richard F. Cornetta as the Registrant’s principal accounting officer, Mark E. Cook has ceased to serve as the principal accounting officer of the Registrant, effective upon the filing of the Registrant’s Form 10-Q for the quarter ended September 30, 2015, which filing was made on November 5, 2015. Mr. Cook continues to serve as the Registrant’s Chief Financial Officer and principal financial officer.

(c)     Appointment of Richard F. Cornetta as Chief Accounting Officer

On October 30, 2015, the Registrant’s Board of Directors (the “Board”) appointed Richard F. Cornetta, age 40, as the Registrant’s Chief Accounting Officer. The appointment became effective upon the filing of the Registrant’s Form 10-Q for the quarter ended September 30, 2015, which filing was made on November 5, 2015.  Mr. Cornetta will serve as the Registrant’s principal accounting officer. There is no arrangement or understanding between Mr. Cornetta and any other person pursuant to which he was selected as an officer of the Registrant, and there is no family relationship between Mr. Cornetta and any of the Registrant’s directors or executive officers. Mr. Cornetta has served as the Registrant’s Controller since September 2013. Prior to joining ChannelAdvisor, Mr. Cornetta was employed by Dex Media, Inc., a public company providing local marketing solutions, most recently serving as Director of Financial Reporting and Accounting from 2010 to September 2013.

In connection with Mr. Cornetta’s appointment as Chief Accounting Officer, the Compensation Committee of the Board approved changes to Mr. Cornetta’s compensation. Mr. Cornetta’s annual base salary will be increased to $200,000 and he will be eligible to receive annual variable incentive compensation of up to 35% of his base salary, subject to his achievement of performance criteria.

Effective as of November 5, 2015, the Compensation Committee of the Board granted Mr. Cornetta 25,853 restricted stock units (the “RSU Grant”), which will vest in four equal annual installments, with the first installment vesting on November 5, 2016, such that the RSU Grant will be fully vested on November 5, 2019, subject to Mr. Cornetta’s continuous service with the Registrant as of the applicable vesting date. The RSU Grant was made subject to the terms of the Registrant’s 2013 Equity Incentive Plan.

Effective as of November 5, 2015, Mr. Cornetta and the Registrant entered into an Executive Severance and Change of Control Letter Agreement (the “Agreement”). Under the Agreement, if Mr. Cornetta is terminated by the Registrant other than for cause, or if he resigns for good reason, in each case as defined in the Agreement, he will receive a lump-sum severance payment equal to the sum of 1) six months of his then-current base salary, plus an additional one month of base salary for each year of service, up to a maximum of 12 months of base salary, and 2) a prorated share of any then-current variable compensation calculated at 100% achievement of objectives for the period from the beginning of the calendar year to the date of termination. In such cases, Mr. Cornetta would also be entitled to have the Registrant pay his COBRA medical and dental insurance premiums for up to 12 months or, if earlier, until he gains new employment. Additionally, he would be entitled to three months of acceleration of vesting for all outstanding and unvested stock options and restricted stock units, as well as the extension of his exercise period for all unexercised stock options until two years after the termination date. If there is a change in control transaction involving the Registrant, and, within the period beginning two months before and ending one year after the closing of the change in control transaction, the Registrant or the acquiring entity terminate Mr. Cornetta’s employment other than for cause, or if he resigns for good reason, he would receive each of the payments described above and, in addition, would be entitled to full acceleration of vesting for all outstanding and unvested stock options and restricted stock units. In the event of a change in control transaction that does not result in the termination of Mr. Cornetta’s employment within one year thereafter, he would be entitled to one year of acceleration of his outstanding stock options and unvested restricted stock units. Receipt of the foregoing benefits upon Mr. Cornetta’s termination of employment is contingent upon his signing a release of claims against the Registrant.

Item 7.01.             Regulation FD Disclosure.

On November 5, 2015, the Registrant issued a press release announcing Mr. Cornetta’s appointment. A copy of this press release is furnished herewith as Exhibit 99.2 to this Current Report.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release, dated November 5, 2015, “ChannelAdvisor Announces Third Quarter 2015 Financial Results.”
99.2	Press Release, dated November 5, 2015, “ChannelAdvisor Promotes Richard Cornetta to Vice President of Finance and Chief Accounting Officer.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANNELADVISOR CORPORATION

		By:	/s/ Mark E. Cook
Date:	November 5, 2015		Mark E. Cook
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release, dated November 5, 2015, “ChannelAdvisor Announces Third Quarter 2015 Financial Results.”
99.2	Press Release, dated November 5, 2015, “ChannelAdvisor Promotes Richard Cornetta to Vice President of Finance and Chief Accounting Officer.”